ACCOUNTS RECEIVABLE	12 Months Ended
Aug. 31, 2021
Accounts Receivable [Abstract]
Accounts Receivable	ACCOUNTS RECEIVABLE
The Company’s accounts receivable included the following balances as of August 31, 2021 and August 31, 2020:

	AUGUST 31, 2021	AUGUST 31, 2020
Gross trade receivables	$20,915	$11,995
Less: reserves for product returns and price adjustments	(710)	(899)
Trade receivables	20,205	11,096
Harmonized sales taxes receivable	195	728
Sublease rental receivable (Note 15)	288	—
Accrued investment income	99	—
Government programs	187	2,936
Other accounts receivable	61	—
Less: Expected credit losses	—	(13)
	$21,035	$14,747

On April 1, 2020, Department of Finance Canada announced the Canada Emergency Wage Subsidy (“CEWS”), which subsidizes up to 75% of employee wages, retroactive to March 15, 2020, to Canadian employers whose businesses had been affected by COVID-19 in order to enable them to re-hire workers previously laid off as a result of the pandemic, help prevent further job losses, and to better position companies to resume normal operations following the crisis. At August 31, 2021 , under this program, the Company applied for $7,725 (August 31, 2020 - $7,883) in wage subsidies for the year September 1, 2020 to August 31, 2021 , out of which $178 (August 31, 2020 -$2,936) is included under government programs above.

On October 9, 2020, Department of Finance Canada announced the Canada Emergency Rent Subsidy ("CERS"), which provides support to qualifying tenants and property owners in the form of a rent subsidy that is made available to organizations that continue to endure declining revenues, subsidizing up to 65% of eligible property expenses retroactive to September 27, 2020 to Canadian companies whose businesses had been affected by COVID-19. At August 31, 2021 , under this program, the Company applied for $422 (August 31, 2020 -$nil) for the period September 27, 2020 to August 31, 2021 , out of which $9 (August 31, 2020 -$nil) is included under government programs above.